Exhibit 7.06


                                                              EXECUTION COPY

                       THOMAS H. LEE EQUITY FUND VI, L.P.
                      THOMAS H. LEE PARALLEL FUND VI, L.P.
                    THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
                        c/o Thomas H. Lee Partners, L.P.
                         100 Federal Street, 35th Floor
                           Boston, Massachusetts 02110


                                                          March 28, 2008


MoneyGram International, Inc.
1500 Utica Avenue South, MS 8020
Minneapolis, Minnesota 55416
Fax: (952) 591-3859
Attention: Teresa H. Johnson, Esq., General Counsel

Ladies and Gentlemen:

         Reference is made to the Registration Rights Agreement, dated as of March 25, 2008 (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used herein as defined in the Agreement. The undersigned parties set forth under the heading "SILVER POINT" (individually, a "TRANSFEREE" and collectively, "TRANSFEREES") hereby: (i) acknowledge receipt of a copy of the Agreement; (ii) notify the Company that, on March 28, 2008, Transferees acquired from Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. (collectively, the "TRANSFEROR") (pursuant to a private transfer that was exempt from the registration requirements under the Securities Act) the number of shares of Series B Participating Convertible Preferred Stock of the Company (the "TRANSFERRED SECURITIES") set forth opposite each Transferee's name on Schedule 1 attached hereto and an assignment of Transferor's rights under the Agreement with respect to the Transferred Securities, and each Transferee has assumed from Transferor the liability of Transferor in respect of any and all obligations under the Agreement related to the Transferred Securities; and (iii) agree to be bound by all terms of the Agreement with respect to the Transferred Securities applicable to a Holder of such Transferred Securities as if the Transferees were original signatories to the Agreement. Notices to each Transferee for purposes of the Agreement may be addressed to: Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, L.P., respectively, 2 Greenwich Plaza, Greenwich, CT 06830, Attn: Nancy Weir, Phone: 203-542-4469, Fax: 203-286-2139. This
document shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

                                  SILVER POINT
                                  ------------


                                  SILVER POINT CAPITAL FUND, L.P.

                                  By: Silver Point Capital, L.P.
                                  Its Investment Manager

                                  By: /s/ Richard Petrilli
                                      ---------------------------------
                                  Name: Richard Petrilli
                                  Title: Authorized Signatory



                                  SILVER POINT CAPITAL OFFSHORE FUND, LTD.

                                  By: Silver Point Capital, L.P.
                                  Its Investment Manager

                                  By: /s/ Richard Petrilli
                                      ---------------------------------
                                  Name: Richard Petrilli
                                  Title: Authorized Signatory





         [Signature Page to Exhibit A to Registration Rights Agreement]

Confirmed and Consented as of the date
first written above by:

                                     THOMAS H. LEE EQUITY FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC,
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director




         [Signature Page to Exhibit A to Registration Rights Agreement]

                           GS CAPITAL PARTNERS VI FUND, L.P.
                              By: GSCP VI Advisors, L.L.C., its General Partner

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
                              By: GSCP VI Offshore Advisors, L.L.C.,
                                  its General Partner

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI GMBH & CO. KG
                              By: GS Advisors VI, L.L.C.,
                                  its Managing Limited Partner

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI PARALLEL, L.P.
                              By: GS Advisors VI, L.L.C., its General Partner

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director



         [Signature Page to Exhibit A to Registration Rights Agreement]

                              GSMP V ONSHORE US, LTD.

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director



                              GSMP V OFFSHORE US, LTD.

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director



                              GSMP V INSTITUTIONAL US, LTD.

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director



                              THE GOLDMAN SACHS GROUP, INC.

                              By: /s/ Melina Higgins
                                  ----------------------------------------------
                                  Name: Melina Higgins
                                  Title: Managing Director






         [Signature Page to Exhibit A to Registration Rights Agreement]

                                   SCHEDULE 1

----------------------------------------  ------------  ------------  ----------------------------------------  -------------
                                                         NUMBER OF
                                            ORIGINAL       SHARES                                                  REVISED
ENTITY                                     ALLOCATION   TRANSFERRED                  TRANSFEREE                  ALLOCATION
----------------------------------------  ------------  ------------  ----------------------------------------  -------------
Thomas H. Lee Equity Fund VI, L.P.        275,699.857     2,500.000   Silver Point Capital Fund, L.P.            267,106.397
                                                        ------------  ----------------------------------------  -------------
                                                          6,093.460   Silver Point Capital Offshore Fund, Ltd.
----------------------------------------  ------------  ------------  ----------------------------------------  -------------
Thomas H. Lee Parallel Fund VI, L.P.      186,689.275     1,406.540   Silver Point Capital Offshore Fund, Ltd.   180,870.241
----------------------------------------  ------------  ------------  ----------------------------------------  -------------
Silver Point Capital Fund, L.P.                   0.0                                                              2,500.000
----------------------------------------  ------------  ------------  ----------------------------------------  -------------
Silver Point Capital Offshore Fund, Ltd.          0.0                                                              7,500.000
----------------------------------------  ------------  ------------  ----------------------------------------  -------------
